EXHIBIT 23




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



	As independent public accountants, we hereby consent to the incorporation by reference of our reports included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 33-301218 and 33-77598.



						     Arthur Andersen LLP





Cincinnati, Ohio,
December 20, 2000